November 27, 2017

Canterbury Portfolio Thermostat Fund

Institutional Shares – CAPTX

Investor Shares – CAPPX

A series of the Capitol Series Trust

Supplement to Statement of Additional Information,

dated August 28, 2017, as amended

The Statement of Additional Information (“SAI”), dated August 28, 2017, as amended, of the Canterbury Portfolio Thermostat Fund (the “Fund”) is hereby amended to reflect the updated information as detailed below.

Please replace the information for the Chief Compliance Officer and add the information for the Anti-Money Laundering Officer in the sub-section titled “Officers” in the section titled “Trustees and Officers” on page 47 of the Fund’s SAI with the following:

Name, Address, (Age), Position with Trust, Term of Position with Trust	Principal Occupation During Past 5 Years and Other Directorships
Brandon Kipp Age: 34 CHIEF COMPLIANCE OFFICER Began Serving: October 2017

Principal Occupation(s): Senior Fund Compliance Officer, Ultimus Fund Solutions, LLC (since July 2017) and Chief Compliance Officer, Valued Advisers Trust (since October 2017).

Previous Position(s): Assistant Vice President and Compliance Manager, UMB Fund Services, Inc. (March 2014 to July 2017); Officer and Lead Fund Administrator, UMB Fund Services, Inc. (May 2012 to March 2014).

Stephen L. Preston Age: 51 ANTI-MONEY LAUNDERING OFFICER Began Serving: December 2016	Principal Occupation(s): Chief Compliance Officer, Ultimus Fund Solutions, LLC and Ultimus Fund Distributors, LLC from June 2011 to present.

Further Information

For further information, please contact the Fund toll-free at 1-844-838-2121. You may also obtain additional copies of the Fund’s Prospectus and SAI, free of charge, by writing to the Fund c/o Ultimus Asset Services, LLC at P.O. Box 46707, Cincinnati, Ohio 45246-0707, by calling the Fund toll-free at the number above, or by visiting the Fund’s website at www.canterburyfunds.com.